MEZZANINE GUARANTY OF CARRY COSTS AND debt service

THIS MEZZANINE GUARANTY OF CARRY COSTS AND DEBT SERVICE (“Guaranty”) is made as of July 24, 2026, by STEWARDS, INC., a Nevada corporation, SHAUN A. QUIN, an individual, and GLEN STEWARD, an individual, CHARLES R. ABELE, an individual, and PETER J. JAGO, an individual (individually and collectively, as context may require, “Guarantor”), in favor of 1818 MEZZ LENDER LLC, a Delaware limited liability company (collectively with its successors or assigns “Lender”).

RECITALS

A.        Pursuant to the terms of that certain Mezzanine Loan Agreement of even date herewith by and between BLOCK 40 HOLDCO LLC, a Delaware limited liability company (the “Borrower”), and Lender (as the same may be amended, modified, supplemented or replaced from time to time, the “Loan Agreement”), Lender has agreed to loan to Borrower the principal sum of up to Ten Million and 00/100 Dollars ($10,000,000.00) (“Loan”) for the purposes specified in the Loan Agreement.

B.       The Loan Agreement provides that the Loan is evidenced by that certain Note. The Loan is further evidenced and secured by certain other Loan Documents (as defined below).

C.       The Note is secured by, among other things, that certain Pledge and Security Agreement (as defined in the Loan Agreement). The Pledge and Security Agreement encumbers Borrower’s equity interests in BLOCK 40 PROPERTY LLC, a Delaware limited liability company (“Mortgage Borrower”), which owns the real property and any and all Improvements thereon described on Exhibit B attached hereto and incorporated herein by this reference (the “Property”).

D.       The Loan Agreement, the Pledge and Security Agreement, the Note, and those other documents described and defined in the Loan Agreement as Loan Documents, together with all modifications, extensions, renewals and amendments thereto, are collectively referred to hereinafter as the “Loan Documents”.

E.       Guarantor retains a direct or indirect interest in the Borrower and will benefit from the Loan to be made by Lender to Borrower.

NOW, THEREFORE, to induce Lender to enter into the Loan Documents and to make the Loan, and in consideration of the sum of Ten and No/100 Dollars ($10.00), the foregoing recitals and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Guarantor hereby, jointly and severally, absolutely, unconditionally and irrevocably, covenants and agrees with Lender, and guarantees to Lender, as follows:

1.                  NATURE AND SCOPE OF GUARANTY.

1.1              Guaranty and Agreement to be Primarily Obligated. Guarantor hereby assumes liability for, and hereby irrevocably and unconditionally, jointly and severally, guarantees to Lender and its successors and assigns the payment of the Indebtedness Guaranteed (as defined below) as and when the same shall be due and payable, whether by lapse of time, by acceleration of maturity or otherwise. Guarantor hereby irrevocably and unconditionally covenants and agrees that Guarantor is liable for the Indebtedness Guaranteed.

1.2              Definitions. For the purposes of this Guaranty, the following capitalized terms shall have the following meanings:

(a)                    “Indebtedness Guaranteed” shall mean, collectively, but without duplication, (i) the Debt Service as detailed in the Note (including, but not limited to, interest at the Contract Rate (as defined in the Note) and/or Default Rate (as defined in the Note), if applicable) when due on the Loan (to the extent not otherwise paid with revenues from the Property, payments made under any “in-the-money” Interest Rate Cap Agreement or from any Reserve pursuant to the terms and conditions of the Loan Agreement), but expressly excluding the obligation to pay the Principal Balance (as defined in the Note) due upon the Maturity Date or the earlier acceleration of the Loan, (ii) the Prepayment Fee, Exit Fee and any Late Charges (as defined in the Note), (iii) the funding and replenishment of any Reserve Account, as and when required under the Loan Agreement or the Mortgage Loan Agreement, (iv) the purchase of any Interest Rate Cap Agreement as and when required under the Loan Agreement, and (v) all Operating Expenses, as and when due, whether or not an Event of Default exists and is continuing.

Notwithstanding the foregoing, and for the sake of clarity, the Indebtedness Guaranteed shall stop accruing upon the earliest to occur of (A) the date the Debt is repaid in full, (B) the date that Mortgage Lender or its nominees and/or assigns, acquires title to the Property by foreclosure, deed-in-lieu of foreclosure , or exercise of power of sale through Lender’s exercise of its remedies under the Loan Documents or otherwise, (C) the date that Lender, or its nominees and/or assigns, acquires 100% of the Collateral as a result of the exercise of its rights under the terms and conditions of the Loan Documents or otherwise, or (D) sixty (60) days following the Tender Date (as defined below).

(b)                    “Tender Date” shall mean the date that all of the terms and conditions required to effectuate a Valid Tender (as set forth on Exhibit A attached hereto) have been satisfied by Borrower and/or Guarantor (as determined by Lender in its sole but reasonable, good faith discretion, with any deficiencies in the tendered Valid Tender identified by Lender in reasonable detail within ten (10) Business Days after Borrower tenders a purported Valid Tender).

2.                  NO WAIVER, RELEASE OR IMPAIRMENT. Nothing contained in this Guaranty shall be deemed to waive, release, affect or impair the indebtedness evidenced by the Loan Documents or the obligations of Borrower or Guarantor under the Loan Documents, or the liens and security interests created by the Loan Documents, or Lender’s rights to enforce its rights and remedies under the Loan Documents and under this Guaranty, in the Loan Documents or in connection with the Loan, or otherwise provided in equity or under applicable law, including, without limitation, the right to pursue any remedy for injunctive or other equitable relief, or any suit or action in connection with the preservation, enforcement or foreclosure of the liens, pledges, assignments and security interests which are now or at any time hereafter security, for the payment and performance of all obligations under the Loan Agreement or in the other Loan Documents.

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3.                  REMEDIES. If Guarantor fails to promptly pay the Indebtedness Guaranteed following the expiration of ten (10) Business Days’ notice thereof from Lender, Lender may from time to time, and without first requiring performance by Borrower or any other guarantor, or without exhausting any or all security (if any) for the Loan, bring any action at law or in equity or both to compel Guarantor to pay the Indebtedness Guaranteed, together with interest thereon at the rate of interest applicable to the Principal Balance of the Note as specified therein.

4.                  RIGHTS OF LENDER. Guarantor authorizes Lender, without giving notice to Guarantor or obtaining Guarantor’s consent and without affecting the liability of Guarantor, from time to time, to: (a) renew, modify or extend all or any portion of Borrower’s obligations under the Note or any of the other Loan Documents; (b) declare all sums owing to Lender under the Note or any of the other Loan Documents due and payable upon the occurrence and during the continuance of an Event of Default under the Loan Documents; (c) otherwise modify the terms of any of the Loan Documents (except for any Loan Document executed by Guarantor which shall require the consent of Guarantor); (d) take and hold security for the performance of Borrower’s obligations under the Note or the other Loan Documents, and exchange, enforce, waive, subordinate and release any such security in whole or part; (e) apply such security and direct the order or manner of sale thereof as Lender in its discretion may determine; (f) release, substitute or add any one or more endorsers of the Note or guarantors of Borrower’s obligations under the Note or the other Loan Documents; (g) apply payments received by Lender from Borrower to any obligations of Borrower to Lender, in such order as Lender shall determine in its sole discretion, whether or not any such obligations are covered by this Guaranty; and (h) assign this Guaranty, in whole or in part, but only in compliance with the terms and conditions of the Loan Agreement.

5.                  GUARANTOR’S WAIVERS.

5.1              Guarantor acknowledges that Guarantor has received copies of the Loan Documents, and to the extent permitted by applicable law, Guarantor waives any and all rights and defenses based upon or arising out of (a) any legal disability or other defense of Borrower, any other guarantor or other Person or by reason of the cessation or limitation of the liability of Borrower from any cause other than full payment of all sums payable under the Loan Documents; (b) any lack of authority of the officers, directors, partners, managers, members or agents acting or purporting to act on behalf of Borrower, Guarantor or any principal of Borrower or any Guarantor, or any defect in the formation of Borrower, Guarantor or any principal of Borrower or any Guarantor; (c) the application by Borrower of the proceeds of the Loan for purposes other than the purposes represented by Borrower to Lender or intended or understood by Lender or Guarantor; (d) any act or omission by Lender or Servicer which directly or indirectly results in, or contributes to, the release of Borrower or any other Person or any collateral for any obligation to Lender in connection with the Loan; (e) the unenforceability or invalidity of any collateral assignment or guaranty with respect to any obligation to Lender in connection with the Loan, or the lack of perfection or continuing perfection or lack of priority of any lien which secures any obligation to Lender in connection with the Loan; (f) any failure of Lender to

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marshal assets in favor of Guarantor or any other Person; (g) any modification of any obligation to Lender in connection with the Loan in accordance with the Loan Documents, including, without limitation, any renewal, extension, acceleration or increase in interest rate; (h) an election of remedies by Lender, even though that election of remedies (such as a non-judicial foreclosure, if available and/or permitted, with respect to security for a guaranteed obligation) has or may have destroyed Guarantor’s rights of subrogation, reimbursement and contribution against the principal by the operation of applicable law or otherwise; (i) Lender’s failure to disclose to Guarantor any information concerning Borrower’s financial condition or any other circumstances bearing on Borrower’s ability to pay and perform its obligations under the Note or any of the other Loan Documents, or upon the failure of any other principals of Borrower to guaranty the Loan; (j) any statute or rule of law which provides that the obligation of a surety or guarantor must be neither larger in amount nor in any other respects more burdensome than that of a principal or which reduces a surety’s or guarantor’s obligation in proportion to the principal obligation; (k) any failure of Lender to file or enforce a claim in any bankruptcy or other proceeding with respect to any Person; (l) Lender’s election, in any proceeding instituted under the Bankruptcy Code, of the application of Section 1111(b)(2) of the Federal Bankruptcy Code or any successor statute; (m) any borrowing or any grant of a security interest under Section 364 of the Bankruptcy Code; (n) any right of subrogation, reimbursement, indemnification and contribution, any right to enforce any remedy which Lender may have against Borrower and any right to participate in, or benefit from, any security for the Note or the other Loan Documents now or hereafter held by Lender; (o) presentment, demand, protest and notice of any kind (except as otherwise required to be given pursuant to the terms hereof or any of the other Loan Documents); (p) intentionally deleted; (q) use of cash collateral under Section 363 of the Bankruptcy Code; (r) any agreement or stipulation with respect to the provision of adequate protection in any bankruptcy proceeding of any Person; (s) any and all defenses based upon suretyship or impairment of collateral; and (t) any right to revoke this Guaranty as to any future advances made by Lender under and pursuant to the Loan Documents to protect Lender’s interest in the Collateral. Notwithstanding anything to the contrary set forth herein, in no event is Guarantor waiving any defense of payment and/or performance. Notwithstanding the foregoing or anything to the contrary in this Guaranty, Guarantor is not waiving and reserves all of its rights, remedies and defenses regarding a claim of Lender’s gross negligence or willful misconduct.

5.2              This Guaranty is a “last dollar” guaranty, and accordingly, under no circumstances (except as otherwise set forth herein) shall the Guarantor’s liability hereunder be reduced by, from or as a result of any payment to or amount realized by Lender from Borrower, any guarantor other than Guarantors under this Agreement, any rents, deposits, insurance proceeds, condemnation awards, proceeds from bankruptcy sale, foreclosure or any conveyance in lieu of foreclosure or from any other profits, avails, revenues, or proceeds derived from the Collateral, and only payments made to Lender by the Guarantor out of their personal funds not derived from the Property before or after written demand thereof by Lender shall be applied against such liability. The foregoing sentence is an unconditional and irrevocable waiver of certain rights and defenses of Guarantor. This understanding and waiver is made in addition to and not in limitation of any of the other terms and conditions of this Guaranty. These rights and defenses being waived by Guarantor include, but are not limited to, any rights or defenses based upon deficiency limitation or anti-deficiency, redemption or other similar rights, if any. In no event shall Lender be entitled to recover more than 100% of its Losses (as defined in the Limited Guaranty) or amounts owed under the Loan Documents, without duplication, and Guarantor shall in no event be liable for any portion of the Debt that is satisfied from other proceeds.

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5.3              Lender may collect from Guarantor without first foreclosing on the Collateral; and if Lender forecloses on the Collateral, then (A) the amount of the debt may be reduced only by the price for which the Collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price, and (B) Lender may collect from Guarantor even if Lender, by foreclosing on the Collateral, has destroyed any right Guarantor may have to collect from Borrower. The foregoing sentence is an unconditional and irrevocable waiver of certain rights and defenses of Guarantor. This understanding and waiver is made in addition to and not in limitation of any of the other terms and conditions of this Guaranty. These rights and defenses being waived by Guarantor include, but are not limited to, any rights or defenses based upon deficiency limitation or anti-deficiency, redemption or other similar rights, if any, expressly excluding (i) any defense of payment and/or performance and (ii) any defense regarding a claim of Lender’s gross negligence or willful misconduct. Guarantor agrees that the payment or performance of any act which tolls any statute of limitations applicable to the Note or any of the other Loan Documents shall similarly operate to toll the statute of limitations applicable to Guarantor’s liability hereunder. Without limiting the generality of the foregoing or any other provision hereof, Guarantor further expressly waives to the extent permitted by law any and all rights and defenses to seek subrogation, reimbursement, indemnification or contribution which might otherwise be available to Guarantor under any applicable law, other than the defense of payment and/or performance, or any defense asserting Lender’s gross negligence or willful misconduct.

5.4              The statutes and rules referred to above in this Section shall include any further statutes or rules amending, supplementing or supplanting same. The waivers and agreements contained herein are given by Guarantor knowingly, intelligently and voluntarily, upon advice of counsel, to induce Lender to accept a lower interest rate on the Note and other Loan Document terms more favorable to Borrower and Guarantor than would be acceptable to Lender in the absence thereof.

5.5              Notwithstanding the foregoing waivers, upon payment in full of the Debt, and so long as no claim for a clawback, avoidance or recovery under applicable insolvency laws is pending or threatened in writing, such waivers shall be of no further force or effect, and Guarantor’s rights of subrogation, reimbursement, indemnification and contribution and any other waived rights shall automatically revive.

6.                  GUARANTOR’S WARRANTIES. Guarantor warrants, represents, covenants and acknowledges to Lender that: (a) Lender would not make the Loan but for this Guaranty; (b) Guarantor has reviewed all of the terms and provisions of the Loan Agreement and the other Loan Documents; (c) there are no conditions precedent to the effectiveness of this Guaranty; (d) Guarantor has established adequate means of obtaining from sources other than Lender, on a continuing basis, financial and other information pertaining to Borrower’s financial condition, the Property, the Collateral, Mortgage Borrower and Borrower’s activities relating thereto and the status of Borrower’s performance of obligations under the Loan Documents, and Guarantor agrees to keep adequately informed from such means of any facts, events or circumstances which might in any way affect Guarantor’s risks hereunder,

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and Lender has made no representation to Guarantor as to any such matters; (e) the most recent financial statements of Guarantor heretofore delivered to Lender are true and correct in all material respects, have been prepared as required by Article 11 of the Loan Agreement (as such Section exists as of the date hereof) and fairly and accurately represent the financial condition of Guarantor as of the respective dates thereof, and to Guarantor’s actual knowledge, no material adverse change has occurred in the financial condition of Guarantor since the respective dates thereof except as disclosed to Lender in writing; (f) Guarantor has not and will not, without the prior written consent of Lender, which consent shall not be unreasonably withheld, conditioned, or delayed, sell, lease, assign, encumber, pledge, hypothecate, mortgage, transfer or otherwise dispose of all or substantially all of Guarantor’s assets, or all or substantially all of its interests therein such that as a direct result thereof Guarantor’s net worth and/or liquidity is reduced below the minimum threshold amounts required to be maintained by Guarantor in accordance with the terms of the Loan Documents; and (g) as of the date hereof Guarantor is not and will not be as of the date hereof, as a consequence of the execution and delivery of this Guaranty, impaired or rendered “insolvent”, as that term is defined in Section 101 of the Bankruptcy Code, or otherwise rendered unable to pay Guarantor’s debts as the same mature and will not have thereby undertaken liabilities in excess of the present fair value of Guarantor’s assets.

7.                  SUBORDINATION. Guarantor subordinates all present and future indebtedness owing by Borrower to Guarantor to the obligations at any time owing by Borrower to Lender under the Note and the other Loan Documents. Guarantor assigns all such indebtedness to Lender as security for this Guaranty, the Note and the other Loan Documents. Guarantor agrees to make no claim for such indebtedness until all obligations of Borrower under the Note and the other Loan Documents have been repaid in full; provided, however, that the foregoing subordination, assignment and restriction shall suspend Guarantor’s rights only until such payment in full, and all such rights shall automatically revive thereafter without further action by any Person. Notwithstanding the foregoing, Guarantor may timely file proofs of claim or other protective claims, provided that, for so long as any obligations under the Loan Documents remain outstanding, any distributions or other amounts received by Guarantor on account of such claims shall be held in trust for and promptly turned over to Lender for application to the obligations in accordance with the Loan Documents. Guarantor further agrees not to assign all or any part of such indebtedness unless Lender is given prior notice and such assignment is expressly made subject to the terms of this Guaranty. If a Guarantor receives payment for any such indebtedness while any obligations under the Loan Documents remain outstanding, then Guarantor shall deliver such payment to Lender. Guarantor will hold any such payment Guarantor receives in trust for Lender until such payment is delivered to Lender. If Lender so requests, (a) all instruments evidencing such indebtedness shall be duly endorsed and delivered to Lender, (b) all security for such indebtedness shall be duly assigned and delivered to Lender, (c) such indebtedness shall be enforced, collected and held by Guarantor as trustee for Lender and shall be paid over to Lender on account of the Loan, and (d) Guarantor shall execute, file and record such documents and instruments and take such other action as is reasonably necessary or appropriate to perfect, preserve and enforce Lender’s rights in and to such indebtedness and any security therefor provided such action does not increase the obligations or liabilities of Guarantor hereunder except, in each case, to a de minimis extent. If Guarantor fails to take any such action, Lender, as attorney-in-fact for Guarantor, is hereby authorized to do so in the name of Guarantor limited solely to carrying out the specific actions expressly required of Guarantor under this Section, and not for any other purpose and provided such action does not increase the obligations or liabilities of Guarantor hereunder except, in each case, to a de minimis extent. The foregoing power of attorney is coupled with an interest and cannot be revoked.

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8.                  BANKRUPTCY OF BORROWER. In any bankruptcy or other proceeding in which the filing of claims is required by law, Guarantor shall file all claims which Guarantor may have against Borrower relating to any indebtedness of Borrower to Guarantor and shall assign to Lender all rights of Guarantor thereunder until the Debt and all other obligations under the Loan Documents have been paid and performed in full. If Guarantor does not file any such claim, Lender, as attorney-in-fact for Guarantor, is hereby authorized to do so in the name of Guarantor or, in Lender’s discretion, to assign the claim to a nominee and to cause proof of claim to be filed in the name of Lender’s nominee. The foregoing limited power of attorney is coupled with an interest and cannot be revoked while any portion of the Debt or any other obligation under the Loan Documents remains outstanding. Lender or Lender’s nominee shall have the right, in its reasonable discretion, to accept or reject any plan proposed in such proceeding and to take any other action which a party filing a claim is entitled to do. In all such cases, whether in administration, bankruptcy or otherwise, for so long as any portion of the Debt or any other obligation under the Loan Documents remains outstanding, the Person or Persons authorized to pay such claim shall pay to Lender the amount payable on such claim and, to the full extent necessary for that purpose, Guarantor hereby assigns to Lender all of Guarantor’s rights to any such payments or distributions; provided, however, that Guarantor may receive any such payment or distribution if Guarantor holds it in trust for Lender and promptly turns it over to Lender, and Guarantor’s obligations hereunder shall not be satisfied except to the extent that Lender receives cash by reason of any such payment or distribution. If Lender receives anything hereunder other than cash, the same shall be held as collateral for amounts due under this Guaranty. The foregoing, assignment, suspension and restrictions on Guarantor’s rights shall continue only until the Debt and all other obligations under the Loan Documents have been paid and performed in full, at which time all such rights shall automatically revest and revive in favor of Guarantor without further action by any Person. If all or any portion of the obligations guaranteed hereunder are paid or performed, the obligations of Guarantor hereunder shall be reinstated with respect to all or any part of such payment or performance that is avoided or recovered directly or indirectly from Lender as a preference, fraudulent transfer or otherwise under the Bankruptcy Code or other similar laws, irrespective of any notice of revocation given by Guarantor prior to such avoidance or recovery.

9.                  ADDITIONAL, INDEPENDENT AND UNSECURED OBLIGATIONS. This Guaranty is a continuing guaranty of payment and not of collection and cannot be revoked by Guarantor and shall continue to be effective with respect to any indebtedness referenced herein arising or created after any attempted revocation hereof or after the death of Guarantor (if Guarantor is a natural person, in which event this Guaranty shall be binding upon Guarantor’s estate). The obligations of Guarantor hereunder shall be in addition to and shall not limit or in any way affect the obligations of Guarantor under any other existing or future guaranties unless said other guaranties are expressly modified or revoked in writing. Amounts paid by Guarantor under this Guaranty shall be credited against any overlapping obligation of Guarantor under any other guaranty or indemnity delivered in connection with the Loan, and vice versa, so that Lender shall not recover the same amount more than once. This Guaranty is independent of the obligations of Borrower under the Note, the other Loan Documents and the Pledge and Security Agreement. Lender may bring a separate action to enforce the provisions hereof against Guarantor without taking action against Borrower or any other party or joining Borrower or any other party as a party to such action. Except as otherwise provided in this Guaranty, this Guaranty is not secured and shall not be deemed to be secured by any security instrument unless such instrument expressly recites that it secures this Guaranty.

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10.              ENFORCEABILITY. Guarantor hereby acknowledges that: (a) the obligations undertaken by Guarantor in this Guaranty are complex in nature, (b) numerous possible defenses to the enforceability of these obligations may presently exist and/or may arise hereafter, (c) as part of Lender’s consideration for entering into this transaction, Lender has specifically bargained for the waiver and relinquishment by Guarantor of all such defenses, and (d) Guarantor has had the opportunity to seek and receive legal advice from skilled legal counsel in the area of financial transactions of the type contemplated herein. Given all of the above, Guarantor does hereby represent and confirm to Lender that Guarantor is fully informed regarding, and that Guarantor does thoroughly understand: (i) the nature of all such possible defenses, (ii) the circumstances under which such defenses may arise, (iii) the benefits which such defenses might confer upon Guarantor, and (iv) the legal consequences to Guarantor of waiving such defenses. Guarantor acknowledges that Guarantor makes this Guaranty with the intent that this Guaranty and all of the informed waivers herein shall each and all be fully enforceable by Lender, and that Lender is induced to enter into this transaction in material reliance upon the presumed full enforceability thereof.

11.              SURVIVAL. Subject to the second paragraph of Section 1.2(a), this Guaranty shall be deemed to be continuing in nature and shall remain in full force and effect and shall survive the exercise of any remedy by Lender under the Pledge and Security Agreement or any of the other Loan Documents, including, without limitation, any foreclosure or assignment-in-lieu thereof, but shall terminate upon the payment in full of the Debt.

12.              MISCELLANEOUS.

12.1          Notices. All notices, demands, or other communications under this Guaranty shall be in writing and shall be delivered to the appropriate party at the addresses set forth below (subject to change from time to time by written notice to all other parties to this Guaranty as provided below). All notices, demands or other communications shall be considered as properly given if delivered (i) personally or sent by first class United States Postal Service mail, postage prepaid, (ii) by Overnight Mail Express (i.e., USPS Priority Mail Express), (iii) by overnight commercial courier service, charges prepaid or (iv) email with a copy of such notice to follow sent by any method as set forth in (i)–(iii) above. Notices so sent shall be effective three (3) days after mailing, if mailed by first class mail, and otherwise upon delivery or refusal; provided, however, that non-receipt of any communication as the result of any change of address of which the sending party was not notified or as the result of a refusal to accept delivery shall be deemed receipt of such communication. For purposes of notice, the address of the parties shall be:

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Guarantor:

Stewards, Inc.

4300 N. University Drive, Suite D105

Lauderhill, FL 33351

Attn: Katy Murless, Vaughan Korte

Email: xxxxxx@stewards.com; xxxxxx@stewards.com

Shaun Quin

4300 N. University Drive, Suite D105

Lauderhill, FL 33351

Email: xxxxx@stewards.com

Glen Steward

4300 N. University Drive, Suite D105

Lauderhill, FL 33351

Email: xxxxxxx@stewards.global

Charles R. Abele

1776 Polk Street, Suite 200

Hollywood, FL 33020

Email:

Peter J. Jago

1776 Polk Street, Suite 200

Hollywood, FL 33020

Email:

With a copy to:

Cozen O’Connor

One Liberty Place

1650 Market Street, Suite 2800

Philadelphia, PA 19103

Attn: Howard Grossman

Email: xxxxxx@cozen.com

Lender:

1818 Mezz Lender LLC

c/o CCL Capital

420 Lexington Avenue

Suite 2100

New York, NY 10170

Attn: Adam Budgor

Email: xxxxx@cclcapital.com

With a copy to:

Windels Marx Lane & Mittendorf, LLP

156 West 56th Street

New York, New York 10019

Attention: Wayne S. Cook, Jr., Esq.

Email: xxxxx@windelsmarx.com

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Any party shall have the right to change its address for notice hereunder to any other location within the continental United States by the giving of thirty (30) days’ notice to the other party in the manner set forth hereinabove. Notices, demands, and communications provided by legal counsel on behalf of any party to this Guaranty pursuant to this Section 12.1 will be effective as notice by such party provided such notice clearly states that such legal counsel is acting on behalf of such party in connection with such notice, demand and/or communication.

12.2          Attorneys’ Fees and Expenses; Enforcement. If any attorney is engaged by Lender to enforce or defend any provision of this Guaranty or as a consequence of any default under this Guaranty, with or without the filing of any legal action or proceeding, and including, without limitation, any fees and expenses incurred in any bankruptcy proceeding or in connection with any appeal of a lower court decision (unless on the basis of Lender’s gross negligence, fraud or willful misconduct), then Guarantor shall immediately pay to Lender, within five (5) Business Days of written demand from Lender, together with reasonable supporting documentation therefor, the amount of all such reasonable attorneys’ fees and expenses and out-of-pocket costs actually incurred in connection therewith, including all trial and appellate proceedings in any legal action, suit, bankruptcy or other proceeding, together with interest thereon only from the expiration of such five (5) Business Day period until paid at the rate of interest applicable to the Principal Balance of the Note as specified therein. In the event of any legal proceedings, court costs and attorneys’ fees shall be set by the court and not by any jury and shall be included in any judgment obtained by Lender. This provision is separate and several and shall survive merger into judgment..

12.3          Cooperation. The terms and conditions of Section 13.35 and 13.36 of the Loan Agreement are incorporated herein by reference and Guarantor hereby agrees to reasonably cooperate with Lender in connection therewith.

12.4          No Waiver. No previous waiver and no failure or delay by Lender in acting with respect to the terms of the Note or this Guaranty shall constitute a waiver of any breach, default, or failure of condition under the Note or this Guaranty or the obligations secured thereby. A waiver of any term of the Note or this Guaranty or of any of the obligations secured thereby must be made in writing and shall be limited to the express written terms of such waiver.

12.5          Waiver of Right to Trial by Jury. TO THE EXTENT PERMITTED BY APPLICABLE STATE LAW, GUARANTOR AND, BY ITS ACCEPTANCE HEREOF, LENDER, EACH HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (a) ARISING UNDER THE LOAN DOCUMENTS, INCLUDING, WITHOUT LIMITATION, ANY PRESENT OR FUTURE MODIFICATION THEREOF OR (b) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THE LOAN DOCUMENTS (AS NOW OR HEREAFTER MODIFIED) OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION IS NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY PARTY TO THIS GUARANTY MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF ANY RIGHT THEY MIGHT OTHERWISE HAVE TO TRIAL BY JURY. THIS PROVISION IS A MATERIAL INDUCEMENT OF LENDER TO MAKE THE LOAN TO BORROWER AND OF GUARANTOR TO PROVIDE THIS GUARANTY.

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12.6          Severability. If any provision or obligation under this Guaranty shall be determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, that provision shall be deemed severed from this Guaranty and the validity, legality and enforceability of the remaining provisions or obligations shall remain in full force as though the invalid, illegal, or unenforceable provision had never been a part of this Guaranty.

12.7          Successors and Assigns. Except as otherwise expressly provided under the terms and conditions herein, the terms of this Guaranty shall bind and inure to the benefit of the executors, administrators, nominees, successors and assigns of the parties hereto. This Guaranty shall be binding against any revocable trust hereafter created or established by any Guarantor who is a natural person. Guarantor’s liability hereunder shall be unaffected by changes in the name of Borrower or in its constituent principals.

12.8          Time. Time is of the essence of each and every term herein.

12.9          Governing Law And Consent To Jurisdiction. This Guaranty and any claim, controversy or dispute arising under or related to this Guaranty, the relationship of the parties, and/or the interpretation and enforcement of the rights and duties of the parties will be governed by, and construed and enforced in accordance with, the laws of the State of New York without regard to any conflicts of law principles, except to the extent preempted by federal laws. Guarantor and all Persons in any manner obligated under the Loan Documents consent to the jurisdiction of any federal or state court within the State of New York having proper venue and also consent to service of process by any means authorized by the State of New York or federal law.

12.10      Joint and Several Liability. THE LIABILITY OF THE GUARANTOR HEREUNDER SHALL BE JOINT AND SEVERAL WITH EACH ADDITIONAL GUARANTOR.

12.11      Headings. All article, section or other headings appearing in this Guaranty are for convenience of reference only and shall be disregarded in construing this Guaranty.

12.12      Powers Of Attorney. The powers of attorney granted by Guarantor to Lender in this Guaranty (if any) shall be unaffected by the disability of the principal so long as any portion of the Loan remains unpaid or unperformed. Lender shall have no obligation to exercise any of the foregoing rights and powers in any event. Any power of attorney granted herein shall be limited solely to carrying out the specific actions expressly required of Guarantor under the applicable Section, and shall not expand Guarantor’s obligations or liabilities hereunder except, in each case, to a de minimis extent.

12.13      Defined Terms. Unless otherwise defined herein, capitalized terms used in this Guaranty shall have the meanings attributed to such terms in the Loan Agreement, or the Pledge and Security Agreement, as applicable.

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12.14      Rules Of Construction. The word “Borrower” as used herein shall include both the named Borrower and any other Person at any time assuming or otherwise becoming primarily liable for all or any part of the obligations of the named Borrower under the Note and the other Loan Documents. The term “Mortgage Borrower” as used herein shall include the named Mortgage Borrower and any other Person at any time owning the Property or assuming or otherwise becoming primarily liable for all or any of the obligations of Mortgage Borrower under the Mortgage Loan Documents. The term “Person” as used herein shall include any individual, company, trust or other legal entity of any kind whatsoever. If this Guaranty is executed by more than one Person, the term “Guarantor” shall include all such Persons. The word “Lender” as used herein shall include Lender, its successors, assigns and affiliates.

12.15      Use Of Singular And Plural; Gender. When the identity of the parties or other circumstances make it appropriate, the singular number includes the plural, and the masculine gender includes the feminine and/or neuter.

12.16      Exhibits, Schedules And Riders. All exhibits, schedules, riders and other items attached hereto are incorporated into this Guaranty by such attachment for all purposes.

12.17      Community Property. If Guarantor is a natural person, this Guaranty shall be binding against Guarantor’s sole and separate property and the property now or hereafter owned by the marital community property of Guarantor.

12.18      Integration; Interpretation. This Guaranty contains the entire agreement of the parties with respect to the matters contemplated hereby and supersedes all prior negotiations or agreements, written or oral. This Guaranty shall not be modified except by written instrument executed by all parties.

12.19      Lender Agreement. Lender’s acceptance of this Guaranty (which shall be evidenced by its making of the Loan) shall be deemed its agreement to all of the terms and provisions herein.

[Signature Page(s) to Follow]

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IN WITNESS WHEREOF, Guarantor has executed this Guaranty as of the date appearing on the first page of this Guaranty.

GUARANTOR:

STEWARDS, INC., a Nevada corporation

By: _________________________________

Name: Shaun A. Quin

Its: CEO

________________________________________

SHAUN A. QUIN

_______________________________________

GLEN STEWARD

_______________________________________

charles r. abele

_______________________________________

peter j. jago

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EXHIBIT A

Tender Conditions

For purposes hereof, a “Valid Tender” shall occur only upon the satisfaction of all of the following terms and conditions. Within ten (10) Business Days after Lender’s receipt of the Tender Notice (as defined below) and all materials then required to be delivered in connection therewith, Lender shall deliver to Borrower and Guarantor a written notice specifying in reasonable detail each condition that Lender reasonably determines has not been satisfied and the factual basis therefor (a “Deficiency Notice”). Any condition not identified in a timely Deficiency Notice shall be deemed satisfied. Borrower and Guarantor shall have ten (10) Business Days after receipt of a timely Deficiency Notice, or such longer period as is reasonably necessary if cure is diligently commenced within such ten (10) Business Day period and thereafter diligently pursued, to cure the identified deficiencies. Lender shall act reasonably and in good faith in reviewing the Tender Notice and related materials and shall not unreasonably withhold, condition or delay any approval or determination contemplated by this Exhibit A. A Valid Tender shall be deemed to occur upon satisfaction, deemed satisfaction or timely cure of the following conditions, whether or not Lender accepts or records the AIL:

a.                From and after any of the following: (A) an Event of Default then continuing (and provided such Event of Default shall not have been cured by Borrower or any additional permitted party, if applicable), (B) Lender’s acceleration of the Maturity Date or (C) the occurrence of the Maturity Date, Borrower shall be entitled to deliver (or cause to be delivered) written notice to Lender, specifying that it is the intention of Borrower to effectuate a Valid Tender and bearing a legend prominently displayed at the top of the first page thereof in capital letters in bold face type of a font size not less than fourteen (14) points as follows: “WARNING: THIS IS A NOTICE OF INTENT TO TENDER AN ASSIGNMENT IN LIEU AND EFFECTUATE A VALID TENDER” (the “Tender Notice”).

b.                Borrower shall deliver to Lender a duly executed and acknowledged, fully authorized, assignment-in-lieu of foreclosure without covenants in a form acceptable to Lender in its reasonable discretion, which shall convey to Lender Borrower’s good and marketable title to the Collateral, free and clear of all Liens (other than those created by Lender under the Pledge and Security Agreement and Permitted Encumbrances (an “AIL”). A copy of the proposed AIL shall accompany the Tender Notice. It is specifically understood that upon Lender’s request, the AIL shall run to any assignee, subsidiary, affiliate or nominee of Lender and/or shall include “anti-merger” language reflecting the intention of the parties that the lien of the Pledge and Security Agreement not be extinguished; provided that compliance with such request shall not materially increase Borrower’s or Guarantor’s liability, cost or obligations.

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c.                Guarantor and Borrower shall deliver to Lender a fully authorized, executed, binding and enforceable release of Lender, its Affiliates and their respective employees, agents, officers, directors, shareholders and members (collectively with their successors and assigns, the “Released Parties”),in form and substance reasonably acceptable to Lender, Borrower and Guarantor, pursuant to which Guarantor and Borrower (on its own behalf and on behalf of its respective Affiliates) shall, effective as of the date of effectiveness and delivery of the AIL, fully and irrevocably release each of the Released Parties from any and all claims pertaining to the Property or the Collateral which in any way arise out of, are connected with or relate to any acts or occurrences in connection with the ownership, maintenance and operation of the Property or the Collateral, which arise out of, are connected with or relate to any acts or occurrences on or prior to the Tender Date, unless caused by the fraud, gross negligence or willful misconduct of any Released Parties, provided that such release shall not release or impair Borrower’s or Guarantor’s rights to enforce the terms of this Guaranty, including the limitation of the Indebtedness Guaranteed following the date of the Valid Tender;

d.                Borrower shall deliver to Lender each of (i) Borrower’s operating agreement and corporate resolutions of or on behalf of Borrower authorizing the transactions contemplated in connection with the AIL, and (ii) payment of all transfer taxes required to be paid under the applicable Legal Requirements in connection with the transfer and conveyance of the Collateral;

e.                To the extent not delivered to Mortgage Lender in accordance with the Mortgage Loan Documents, Lender shall receive all cash and non-cash security deposits (and an assignment of such non-cash security deposits, if applicable), prepaid rents (if any) and any other deposits with respect to Leases at the Property to the extent actually received and currently being held or controlled by Borrower or Mortgage Borrower (and to the extent not otherwise held as collateral for the Loan by Lender (or any Servicer or other Person on Lender’s behalf));

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f.                 Lender shall receive copies (or originals, if reasonably available) of all of the following material documents to the extent then in the possession of Borrower or any of its Affiliates with respect to the Property and if and to the extent existing: Leases, service contracts, building permits, certificates of occupancy, entitlements, and other material governmental permits, subdivision maps, licenses and approvals for the Property, all plans and specifications for the Improvements, and all surveys, structural, mechanical, engineering, electrical, soil, environmental, and similar reports and studies, each to the extent not previously provided to Lender;

g.                Intentionally omitted;

h.                An updated search report issued by the First American Title Insurance Company, Stewart Title Insurance Company, Old Republic Title Insurance Company or any title company which is a part of the Fidelity National Title Group, showing fee title to the Property to be vested in Mortgage Borrower and no exceptions to the title of the Property, other than Permitted Encumbrances and other Liens created by Lender under the Pledge and Security Agreement, Mortgage Lender under the Mortgage Loan Documents, or otherwise approved in writing by Lender prior to the date of such assignment;

i.                  Lender shall be provided with a Phase I environmental report (which may be in the form of an update to the environmental report obtained by Lender in connection with the origination of the Loan) dated within forty-five (45) days of the Tender Notice addressed to Lender showing no recognized material environmental conditions at the Property (other than those conditions expressly identified in the environmental assessments delivered to Lender on or prior to the date hereof, if any, and any conditions caused by Lender or its Affiliates) which is required to be cured and/or remediated pursuant to Environmental Laws and has not been so cured or remediated; and

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j.                  Lender shall receive payment of an amount equal to the aggregate of the following: (i) any and all Indebtedness Guaranteed which is then outstanding and due and payable as of, and only for the period up to, the Tender Date; and (ii) all reasonable out-of-pocket costs and expenses (including reasonable out-of-pocket legal fees) actually incurred by Lender in connection with the Valid Tender.

Nothing here shall require Borrower or Guarantor to make a Valid Tender, which shall be within Borrower’s or Guarantor’s discretion. Regardless of whether Borrower satisfies the conditions for a Valid Tender, nothing contained herein shall be construed so as to obligate Lender to accept the AIL or any accompanying documents. However, if the conditions are satisfied such that a Valid Tender does occur, then the Indebtedness Guaranteed shall be limited as set forth in Section 1.2(a) regardless of whether the AIL and other documents are accepted by Lender. Notwithstanding anything to the contrary contained herein, in the event that Lender elects (in its sole discretion) to accept the AIL (and Lender elects to accept the other documentation referred to herein) and thereafter the conveyance of the Collateral is set aside or otherwise invalidated for any reason by final, non-appealable court order (whether pursuant to bankruptcy proceedings or otherwise), the limitation of the Indebtedness Guaranteed as referred to above shall be ineffective and void ab initio and Guarantor shall be liable under this Guaranty as if the AIL of the Collateral had never been conveyed. The provisions of Section 1.2 will be and remain effective notwithstanding any contrary action which may have been taken by Guarantor in reliance upon the limitation of this Guaranty, and any such contrary action so taken will be without prejudice to Lender’s rights hereunder and will be deemed to have been conditioned upon the conveyance of the Collateral and other assets to Lender (or its successor, assignee or nominee) having been final and irrevocable.

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EXHIBIT B

Legal Description

ALL THAT CERTAIN LOT OR PARCEL OF LAND SITUATE IN THE COUNTY OF BROWARD, STATE OF FLORIDA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

PARCEL 1:

LOTS 1, OF BLOCK 40, HOLLYWOOD, ACCORDING TO THE PLAT THEREOF, AS RECORDED IN PLAT BOOK 1, PAGE 21, OF THE PUBLIC RECORDS OF BROWARD COUNTY, FLORIDA.

PARCEL 2:

LOTS 2, 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13 AND 14, OF BLOCK 40, HOLLYWOOD, ACCORDING TO THE PLAT THEREOF, AS RECORDED IN PLAT BOOK 1, PAGE 21, OF THE PUBLIC RECORDS OF BROWARD COUNTY, FLORIDA.

LESS AND EXCEPT THEREFROM THAT CERTAIN PROPERTY CONVEYED TO THE CITY OF HOLLYWOOD BY THAT CERTAIN DEED RECORDED IN OFFICIAL RECORDS BOOK 3476, PAGE 399, OF THE PUBLIC RECORDS OF BROWARD COUNTY, FLORIDA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHWEST CORNER OF LOT 6, BLOCK 40, OF THE SUBDIVISION OF THE TOWN OF HOLLYWOOD, ACCORDING TO THE PLAT RECORDED IN PLAT BOOK 1, AT PAGE 21, IN THE PUBLIC RECORDS OF BROWARD COUNTY, FLORIDA; RUN EAST ON AND ALONG THE SOUTH LINE OF LOTS 6, 7 AND 8 FOR A DISTANCE OF 65.36 FEET TO THE POINT OF BEGINNING. SAID POINT OF BEGINNING BEING THE POINT OF CURVATURE OF A CURVE CONCAVE TO THE NORTHWEST AND HAVING THE FOLLOWING PROPERTIES: R=30.0 FEET, DELTA=123 DEGREES 06 MINUTES 46 SECONDS, ARC LENGTH=64.46 FEET; THENCE RUN NORTHEASTERLY ON SAID CURVE FOR A DISTANCE OF 64.46 FEET TO THE POINT OF INTERSECTION WITH THE EAST PROPERTY LINE OF LOT 8 OF SAID BLOCK 40. THENCE RUN SOUTHEASTERLY ON THE EAST LINE OF LOT 8, SAID EAST LINE BEING A CURVE HAVING THE FOLLOWING PROPERTIES: R=492.0 FEET, DELTA=9 DEGREES 52 MINUTES 51 SECONDS, ARC LENGTH=84.85 FEET, EXTENDED TO A POINT OF INTERSECTION WITH THE SOUTH LINE OF LOTS 6, 7 AND 8 EXTENDED EASTERLY; THENCE RUN WESTERLY ON AND ALONG THE EXTENSION OF LOTS 6, 7 AND 8 TO THE POINT OF BEGINNING.

PARCEL 3:

THAT CERTAIN 13.00 FOOT ALLEY LYING IN BLOCK 40, HOLLYWOOD, ACCORDING TO THE PLAT THEREOF, AS RECORDED IN PLAT BOOK 1, PAGE 21, OF THE PUBLIC RECORDS OF BROWARD COUNTY, FLORIDA, AS VACATED AND MORE PARTICULARLY DESCRIBED BY THAT CERTAIN ORDINANCE NO. 0-2005-16 RECORDED IN OFFICIAL RECORDS BOOK 47110, PAGE 253, OF THE PUBLIC RECORDS OF BROWARD COUNTY, FLORIDA

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